UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2006
DECKERS OUTDOOR CORPORATION
(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

0-22446	95-3015862

(Commission File Number)	(IRS Employer Identification No.)

495A South Fairview Avenue, Goleta, California	93117

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(805) 967-7611

None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3

Item 1.01. Entry Into a Material Definitive Agreement.
Douglas B. Otto, Chairman of the Board
     On April 4, 2006, the Company entered into an amendment to Douglas B. Otto’s employment agreement pursuant to which Mr. Otto shall serve as the Chairman of the Board. The amendment is effective as of April 11, 2005. Mr. Otto’s employment with the Company is “at will,” but the term of his employment agreement ends December 31, 2007. For 2005, Mr. Otto was entitled to compensation based on an annual base salary of $345,000 pro rated for the period through April 11, 2005 and an annual salary of $104,00 pro rated for the period after April 11, 2005. Mr. Otto was also entitled to an incentive bonus of $103,000 in 2005, based on achievement of certain performance criteria. For 2006, Mr. Otto is entitled to an annual base salary of $52,000. Pursuant to his employment agreement, as amended, Mr. Otto is not entitled to a bonus or any grants of nonvested stock units. Mr. Otto will receive the normal fringe benefits available to other senior executives and will be entitled to severance pay under the circumstances described below.
     If Mr. Otto is terminated by the Company for any reason or Mr. Otto terminates his employment for any reason, Mr. Otto or his beneficiaries will be entitled to payment of his accrued base salary, payment for his accrued vacation, reimbursement for certain expenses, receipt of accrued and vested benefits under the Company’s plans or programs and other benefits required to be paid by law, payment of three times his annual base salary plus the greater of three times the targeted incentive bonus immediately prior to the time such termination occurs or three times the average actual incentive bonus for the previous three years, if any, subject to Mr. Otto signing a release, receipt of health benefits for a period of three years following his termination or his attainment of alternative employment that provides health benefits, whichever is earlier, and the right to exercise all vested unexercised stock options and warrants outstanding as of the termination date.
Constance X. Rishwain, President of the UGG and Simple Divisions
          On April 3, 2006, the Company entered into an employment agreement with Constance X. Rishwain pursuant to which serve as President of the UGG and Simple Divisions. The employment agreement is effective as of January 1, 2006. Ms. Rishwain’s employment with the Company is “at will,” but the term of her employment agreement ends December 31, 2007. For 2006, Ms. Rishwain will be entitled to an annual base salary of $225,000 and may be entitled to a performance bonus based on a target bonus of 100% of her annual base salary. The actual 2006 bonus paid, if any, to Ms. Rishwain will be based upon the achievement of certain performance targets. If the performance targets are surpassed or if they are not achieved, the bonus may be more or less, as applicable, than the amount of the target bonus. Ms. Rishwain may also be granted options or nonvested stock units to the extent approved by the Compensation Committee. Ms. Rishwain will also receive the normal fringe benefits available to other senior executives and will be entitled to severance pay under the circumstances described below.
     If Ms. Rishwain is terminated by the Company for Cause or Ms. Rishwain terminates her employment, other than for Good Reasons, Ms. Rishwain or her beneficiaries will be entitled to payment of her accrued base salary, payment for her accrued vacation, reimbursement for certain expenses, receipt of accrued and vested benefits under the Company’s plans or programs and other benefits required to be paid by law, payment of any accrued but unpaid incentive bonus for the prior fiscal year and the right to exercise all vested unexercised stock options and warrants outstanding as of the termination date. If Ms. Rishwain is terminated by the Company due to her death or total disability, in addition to those rights described in the first sentence of this paragraph, Ms. Rishwain shall be entitled to payment of any accrued but unpaid incentive bonus for the current fiscal year based on actual performance. If Ms. Rishwain is terminated by the Company without Cause or Ms. Rishwain terminates her employment for Good Reason, in addition to those rights described in the first sentence of this paragraph, Ms. Rishwain will be entitled to payment of her base salary for six months following her termination, subject to Ms. Rishwain signing a release, and receipt of health benefits for a period of six months following her termination or her attainment of alternative employment that provides health benefits, whichever is earlier. If Ms. Rishwain is terminated within two years of a Change of Control of the Company without Cause or by Ms. Rishwain for Good Reason, in addition to those rights described in the first sentence of this paragraph, Ms. Rishwain will be entitled to payment of a pro-rata incentive bonus based on actual performance for the year of termination, payment of one and one-half times her annual base salary plus the greater of one and one-half times the targeted incentive bonus immediately prior to the termination or two times the average actual incentive bonus for the previous three years, subject to Ms. Rishwain signing a release, receipt of health benefits for a period of eighteen months following her termination or her attainment of alternative employment that provides health benefits, whichever is earlier.
     As used in the previous paragraph, (1) Cause means (i) any willful breach of duty by Ms. Rishwain in the course of her employment or continued violation of written Company employment policies after written notice of such violation, (ii) violation of the Company’s insider trading policies, (iii) conviction of a felony or any crime involving fraud, theft, embezzlement, dishonesty or moral turpitude, (iv) engaging in activities which materially defame the Company, engaging in conduct which is material injurious to the Company or its affiliates, or any of their respective customer or supplier relationships, financially or otherwise, or (v) Ms. Rishwain’s gross negligence or incapacity to perform duties, excluding Ms. Rishwain’s total disability, (2) Good Reason means the occurrence of a material breach of the employment agreement by the Company, which breach is not cured within 15 calendar days after written notice thereof is received by the Company, or if within two years of a Change of Control, there is a reduction of Ms. Rishwain’s total compensation, benefits, and perquisites, the Company’s relocation is greater than 50 miles further from Ms. Rishwain’s home, or a material change in Ms. Rishwain’s position or duties, and (3) Change of Control means if there is a merger, consolidation, sale of all or a major portion of the assets of the Company (or a successor organization) or similar transaction or circumstance where any person or group (other than Douglas B. Otto) acquires or obtains the right to acquire, in one or more transactions, beneficial ownership of more than 50% of the outstanding shares of any class of voting stock of the Company (or a successor organization).
Patrick C. Devaney, Senior Vice President of Global Sourcing, Production and Development.
     On April 3 2006, the Company entered into an employment agreement with Patrick C. Devaney pursuant to which Mr. Devaney shall serve as the Senior Vice President of Global Sourcing, Production and Development. The employment agreement is effective as of January 1, 2006. Mr. Devaney’s employment with the Company is “at will,” but the term of his employment agreement ends December 31, 2007. For 2006, Mr. Devaney will be entitled to an annual base salary of $200,000 and may be entitled to a performance bonus based on a target bonus of 67% of his annual base salary. The actual 2006 bonus paid, if any, to Mr. Devaney will be based upon the achievement of certain performance targets. If the performance targets are surpassed or if they are not achieved, the bonus may be more or less, as applicable, than the amount of the target bonus. Mr. Devaney may also be granted options or nonvested stock units to the extent approved by the Compensation Committee. Mr. Devaney will also receive the normal fringe benefits available to other senior executives and will be entitled to severance pay under the circumstances described below.
     If Mr. Devaney is terminated by the Company for Cause or Mr. Devaney terminates his employment, other than for Good Reasons, Mr. Devaney or his beneficiaries will be entitled to payment of his accrued base salary, payment for his accrued vacation, reimbursement for certain expenses, receipt of accrued and vested benefits under the Company’s plans or programs and other benefits required to be paid by law, payment of any accrued but unpaid incentive bonus for the prior fiscal year and the right to exercise all vested unexercised stock options and warrants outstanding as of the termination date. If Mr. Devaney is terminated by the Company due to his death or total disability, in addition to those rights described in the first sentence of this paragraph, Mr. Devaney shall be entitled to payment of any accrued but unpaid incentive bonus for the current fiscal year based on actual performance. If Mr. Devaney is terminated by the Company without Cause or Mr. Devaney terminates his employment for Good Reason, in addition to those rights described in the first sentence of this paragraph, Mr. Devaney will be entitled to payment of his base salary for six months following his termination, subject to Mr. Devaney signing a release, and receipt of health benefits for a period of six months following his termination or his attainment of alternative employment that provides health benefits, whichever is earlier. If Mr. Devaney is terminated within two years of a Change of Control of the Company without Cause or by Mr. Devaney for Good Reason, in addition to those rights described in the first sentence of this paragraph, Mr. Devaney will be entitled to payment of a pro-rata incentive bonus based on actual performance for the year of termination, payment of one and one-half times his annual base salary plus the greater of one and one-half times the targeted incentive bonus immediately prior to the termination or two times the average actual incentive bonus for the previous three years, subject to Mr. Devaney signing a release, receipt of health benefits for a period of eighteen months following his termination or his attainment of alternative employment that provides health benefits, whichever is earlier.
     As used in the previous paragraph, (1) Cause means (i) any willful breach of duty by Mr. Devaney in the course of his employment or continued violation of written Company employment policies after written notice of such violation, (ii) violation of the Company’s insider trading policies, (iii) conviction of a felony or any crime involving fraud, theft, embezzlement, dishonesty or moral turpitude, (iv) engaging in activities which materially defame the Company, engaging in conduct which is material injurious to the Company or its affiliates, or any of their respective customer or supplier relationships, financially or otherwise, or (v) Mr. Devaney’s gross negligence or incapacity to perform duties, excluding Mr. Devaney’s total disability, (2) Good Reason means the occurrence of a material breach of the employment agreement by the Company, which breach is not cured within 15 calendar days after written notice thereof is received by the Company, or if within two years of a Change of Control, there is a reduction of Mr. Devaney’s total compensation, benefits, and perquisites, the Company’s relocation is greater than

50 miles further from Mr. Devaney’s home, or a material change in Mr. Devaney’s position or duties, and (3) Change of Control means if there is a merger, consolidation, sale of all or a major portion of the assets of the Company (or a successor organization) or similar transaction or circumstance where any person or group (other than Douglas B. Otto) acquires or obtains the right to acquire, in one or more transactions, beneficial ownership of more than 50% of the outstanding shares of any class of voting stock of the Company (or a successor organization).
     A copy of each of the employment agreements and the amendment described above is attached as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K.
     Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to Amended and Restated Employment Agreement between Deckers Outdoor Corporation and Douglas B. Otto

10.2	Senior Executive Employment Agreement between Deckers Outdoor Corporation and Constance X. Rishwain

10.3	Senior Executive Employment Agreement between Deckers Outdoor Corporation and Patrick C. Devaney

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deckers Outdoor Corporation
Date: April 7, 2006	/s/ Zohar Ziv
Zohar Ziv, Chief Financial Officer and Executive Vice President of Finance and Administration

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amendment No. 1 to Amended and Restated Employment Agreement between Deckers Outdoor Corporation and Douglas B. Otto

10.2	Senior Executive Employment Agreement between Deckers Outdoor Corporation and Constance X. Rishwain

10.3	Senior Executive Employment Agreement between Deckers Outdoor Corporation and Patrick C. Devaney